UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 18, 2013

MILLENNIUM INDIA ACQUISITION COMPANY INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

333-133189

(Commission File Number)

20-4531310

(IRS Employer Identification No.)

301 Winding Road

Old Bethpage, NY 11804

 (Address of principal executive offices and zip Code)

Registrant’s telephone number, including area code: (212) 750-0371

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

On November 22, 2013 the registrant issued a press release announcing updates with respect to its investment in SMC Global Securities Ltd. (“SMC Global”) and other corporate matters, a copy of which is attached hereto as Exhibit [99.2] and incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

99.1

Press Release of Company updates with respect to its investment in SMC Global Securities Ltd. (“SMC Global”).  [Press release dated November 22, 2013]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLENNIUM INDIA ACQUISITION COMPANY INC. /s/ David H. Lesser
Date: November 22, 2013	David H. Lesser Chairman and Chief Executive Officer